UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 1, 2015 (May 29, 2015)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2015, Ferrellgas Partners, L.P. (the “Partnership”) entered into a purchase and sale agreement (the “Purchase Agreement”) with Bridger, LLC (“Bridger”) to acquire from Bridger all of the outstanding membership interests of Bridger Logistics, LLC (“Bridger Logistics”) and its subsidiaries for approximately $562.5 million in cash, subject to certain post-closing adjustments for working capital, indebtedness, and transaction expenses, and 11,200,000 common units of the Partnership (the “Acquisition”).

The Partnership and Bridger have made customary representations, warranties, covenants and agreements in the Purchase Agreement and the completion of the Acquisition is subject to the satisfaction or waiver of customary closing conditions, including the expiration or early termination of any required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.  The Purchase Agreement is subject to termination by either the Partnership or Bridger for various reasons, including their mutual written consent and if the Acquisition does not close on or before September 1, 2015 or, if all conditions to closing have been satisfied by September 1, 2015 other than the termination or expiration period under the Hart-Scott-Rodino Antitrust Improvements Act, October 1, 2015.

This summary of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.  The representations and warranties of the Partnership and Bridger in the Purchase Agreement were made only for purposes of that agreement and as of specific dates and were solely for the benefit of the respective counterparty.  The Purchase Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business, or operational information about the Partnership or Bridger Logistics and their respective subsidiaries. The representations and warranties made by the Partnership and Bridger in the Purchase Agreement may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

In connection with the financing of the Acquisition, on May 29, 2015, the Partnership entered into a commitment letter (the “Commitment Letter”) with J.P. Morgan Securities LLC and JP Morgan Chase Bank, N.A. (collectively, the “Commitment Parties”).  The Commitment Letter provides that the Commitment Parties will commit to provide to Ferrellgas, L.P. (the “Operating Partnership”) senior unsecured loans under a bridge facility.  The bridge facility will only be drawn if the Partnership and the Operating Partnership receive less than $550 million in gross cash proceeds from specified securities transactions at or prior to the closing of the Acquisition.

Item 7.01.  Regulation FD Disclosure.

A copy of the press release announcing the execution of the Purchase Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the presentation for the Partnership’s conference call is included as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release and presentation are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Purchase and Sale Agreement, dated May 29, 2015, by and between Ferrellgas Partners, L.P. and Bridger, LLC.*

99.1	Press Release dated May 29, 2015.

99.2	Presentation, dated June 1, 2015.

* Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included in the index of each Purchase and Sale Agreement. The Partnership agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By: Ferrellgas, Inc., its general partner

June 1, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

June 1, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By: Ferrellgas, Inc., its general partner

June 1, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

June 1, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

EXHIBIT INDEX

Exhibit Number	Description

2.1	Purchase and Sale Agreement, dated May 29, 2015, by and between Ferrellgas Partners, L.P. and Bridger, LLC.*

99.1	Press Release dated May 29, 2015.

99.2	Presentation, dated June 1, 2015.

* Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included in the index of each Purchase and Sale Agreement. The Partnership agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.